EXHIBIT 99.1


                               WAMU 04-CB1 Group I
                    15 Year Conforming Fixed Rate Collateral
                                   Term Sheet

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
Deal Size                                                                               $50 MM (AAA) +/- 10%

GWAC                                                                                    5.60%  +/-  10bps

WAM                                                                                     178 +/-2 months

California                                                                              Max. 50%

FICO                                                                                    723 +/- 10

Average Loan Balance                                                                    $185,000 +/- $20,000

WA LTV                                                                                  61% +/- 5%

Cash-Out Refi                                                                           44% +/- 5%

SF/PUD                                                                                  55% +/- 5%
2-4 Family                                                                              45% +/- 5%

Full Documentation                                                                      80% +/- 5

Investor Property                                                                       Minimum of 98%

AAA Ratings                                                                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                                                          6.0% +/-*

Settlement Date                                                                         05/28/2004

Clean Up Call                                                                           5%

* Subordination will be crossed with the subordination of the Group II, III, IV, V, and VI collateral. All numbers are approximate. All tranches are subject to 10% delivery variance.



The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group II
                    30 Year Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                                                               $20 MM (AAA) +/- 10%

GWAC                                                                                    5.48%  +/-  10bps

WAM                                                                                     358 +/-2 months

California                                                                              Max. 25%

FICO                                                                                    728 +/- 10

Average Loan Balance                                                                    $205,000 (Max. $215,000)

WA LTV                                                                                  67% +/- 5%

Cash-Out Refi                                                                           37% +/- 5%

SF/PUD                                                                                  82% +/- 5%
2-4 Family                                                                              18% +/- 5%

Full Documentation                                                                      95% +/- 5%

Investor Property                                                                       Minimum of 98%

AAA Ratings                                                                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                                                          6.00% +/-*

Settlement Date                                                                         05/28/2004

Clean Up Call                                                                           5%

* Subordination will be crossed with the subordination of the Group I, III, IV, V, VI collateral. All numbers are approximate. All tranches are subject to 10% delivery variance.



The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group III
                    30 Year Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                                                               $135 MM (AAA) +/- 10%

GWAC                                                                                    5.95%  +/-  10bps

WAM                                                                                     358 +/-2 months

California                                                                              Max. 45%

FICO                                                                                    720 +/- 10

Average Loan Balance                                                                    $200,000 (Max. $210,000)

WA LTV                                                                                  69% +/- 5%

Cash-Out Refi                                                                           35% +/- 5%

SF/PUD                                                                                  70% +/- 5%
2-4 Family                                                                              30% +/- 5%

Full Documentation                                                                      95% +/- 5%

Investor Property                                                                       Min. 98%

AAA Ratings                                                                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                                                          6.00% +/-*

Settlement Date                                                                         05/28/2004

Clean Up Call                                                                           5%

* Subordination will be crossed with the subordination of the Group I, II, IV, V, and VI collateral. All numbers are approximate. All tranches are subject to 10% delivery variance.


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group IV
                    30 Year Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                                                               $70 MM (AAA) +/- 10%

GWAC                                                                                    6.42%  +/-  10bps

WAM                                                                                     358 +/-2 months

California                                                                              Max. 45%

FICO                                                                                    715 +/- 10

Average Loan Balance                                                                    $190,000 (Max. $199,000)

WA LTV                                                                                  68% +/- 5%

Cash-Out Refi                                                                           45% +/- 5%

SF/PUD                                                                                  59% +/- 5%
2-4 Family                                                                              41% +/- 5%

Full Documentation                                                                      85% +/- 5%

Investor Property                                                                       Min. 98%

AAA Ratings                                                                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                                                          6.00% +/-*

Settlement Date                                                                         05/28/2004

Clean Up Call                                                                           5%

* Subordination will be crossed with the subordination of the Group I, II, III, V, and VI collateral. All numbers are approximate. All tranches are subject to 10% delivery variance.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               WAMU 04-CB1 Group V
                    15 Year Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                                                               $85 MM (AAA) +/- 10%

GWAC                                                                                    5.50%  +/-  10bps

WAM                                                                                     178 +/-2 months

California                                                                              Max. 35%

FICO                                                                                    720 +/- 10

Average Loan Balance                                                                    $97,500 +/- $10,000

WA LTV                                                                                  61% +/- 5%

Cash-Out Refi                                                                           39% +/- 5%

SF/PUD                                                                                  71% +/- 5%
2-4 Family                                                                              29% +/- 5%

Full Documentation                                                                      79% +/- 5

Investor Property                                                                       Minimum of 98%

AAA Ratings                                                                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                                                          6.0% +/-*

Settlement Date                                                                         05/28/2004

Clean Up Call                                                                           5%

* Subordination will be crossed with the subordination of the Group I, II, III, IV, and VI collateral. All numbers are approximate. All tranches are subject to 10% delivery variance.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group VI
                    30 Year Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                                                               $105 MM (AAA) +/- 10%

GWAC                                                                                    6.39%  +/-  10bps

WAM                                                                                     358 +/-2 months

California                                                                              Max. 35%

FICO                                                                                    717 +/- 10

Average Loan Balance                                                                    $115,000 +/- $10,000

WA LTV                                                                                  68% +/- 5%

Cash-Out Refi                                                                           36% +/- 5%

SF/PUD                                                                                  57% +/- 5%
2-4 Family                                                                              43% +/- 5%

Full Documentation                                                                      86% +/- 5

Investor Property                                                                       Minimum of 98%

AAA Ratings                                                                             2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                                                          6.0% +/-*

Settlement Date                                                                         05/28/2004

Clean Up Call                                                                           5%

* Subordination will be crossed with the subordination of the Group I, II, III, IV, and V collateral. All numbers are approximate. All tranches are subject to 10% delivery variance.


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

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